UNITED
                    INTERNATIONAL
                    GROWTH FUND,
                    INC.

                    SEMIANNUAL
                    REPORT
                    ------------------------------------------
                    For the six months ended December 31, 1998

This report is submitted for the general information of the shareholders of United International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United International Growth Fund, Inc. current prospectus.

PRESIDENT'S LETTER
DECEMBER 31, 1998


Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. From every area of Waddell & Reed, including your personal financial advisor, our goal has been to provide the best service possible to our shareholders.

While it is impossible to predict the future direction of the markets, there are some basic principles that we stand by that can help investors achieve their objectives:

 . Develop a financial plan that helps you pinpoint your financial objectives, and identify specific strategies for turning your dreams into reality. There is no better way to plan for your future.
 . Invest on a regular basis.  It can be one of the best ways to invest long term and provide a hedge against market volatility.
 . Adopt a long-term view to take advantage of compounding. The key to successful investing is time, not timing. The power of compounding is awesome and, on a long-term basis, can overwhelm any nuances of timing.
 . Review your financial plan regularly. Financial planning is an ongoing process that requires periodic review.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Our locally based financial advisors are ready to assist you with your total financial plan to help you plan for your retirement, to help you meet your education funding goals or to achieve other financial objectives.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED INTERNATIONAL GROWTH FUND, INC.

PORTFOLIO STRATEGY:
Normally at least 80% in    OBJECTIVE: Long-term appreciation of
foreign securities.  Not               capital with realization
more than 75% in securities            of income as a secondary
in any one country.                    consideration.

Maximum of 15% in currency   STRATEGY: Invests in securities
exchange contracts                     (common stocks and/or
                                       debt securities) issued
Cash Reserves                          by companies or
                                       governments of any
                                       nation.

                                      The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the International Growth Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                           FOUNDED:   1970


      SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and
                                      December)

PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Six Months Ended December 31, 1998
  ------------------------------------------

  DIVIDEND PAID                  $0.03
                                 =====

  CAPITAL GAINS DISTRIBUTION     $1.15
                                 =====

  NET ASSET VALUE ON
   12/31/98 $9.85 adjusted to:  $11.00 (A)
    6/30/98                      11.85
                                 -----
  CHANGE PER SHARE              $(0.85)
                                 =====

(A)This number includes the capital gains distribution of $1.15 paid in December 1998 added to the actual net asset value on December 31, 1998.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
1-year period ended 12-31-98             14.43%         21.41%
5-year period ended 12-31-98             11.81%         13.14%
10-year period ended 12-31-98            11.43%         12.09%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1998, United International Growth Fund, Inc. had net assets totaling $1,224,124,640 invested in a diversified portfolio of:

         83.10%     Common Stocks
          8.09%     Cash and Cash Equivalents
          4.71%     Preferred Stocks
          4.10%     United States Government Security


As a shareholder of United International Growth Fund, Inc., for every $100 you had invested on December 31, 1998, your Fund was invested by geographic region and by industry, respectively, as follows:

    $77.48  Europe
      8.09  Cash and Cash Equivalents
      5.65  United States
      4.45  Other Regions
      4.33  Pacific Basin


    $15.67  Finance, Insurance and Real Estate
              Contracts
     32.81  Manufacturing
     17.79  Transportation, Communication, Electric,
               Gas and Sanitary Services
      8.50  Miscellaneous Investing Institutions
      8.09  Cash and Cash Equivalents
      4.30  Wholesale and Retail Trade
      4.10  United States Government Security
      3.79  Services
      3.52  Contract Construction
      1.13  Environmental Quality and Housing
      0.30  Mining

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1998
                                              Shares        Value
COMMON STOCKS
Australia - 1.03%
 Cable & Wireless Optus Limited*  ........ 6,000,000 $ 12,610,395

Denmark - 0.61%
 NeuroSearch A/S*  .......................    19,200    1,275,868
 Thorkild Kristensen  ....................    66,450    6,173,608
   Total .................................              7,449,476

Finland - 1.76%
 Merita plc, Class A Shares  .............   500,000    3,180,750
 Nokia Corporation, Series A  ............   150,000   18,373,274
   Total .................................             21,554,024

France - 11.08%
 AXA-UAP  ................................   143,300   20,765,515
 Compagnie Generale de Geophysique, ADR* 340,000 3,697,500 Etablissements Economiques du Casino
   Guichard-Parrachon SA .................   130,000   13,535,610
 Lagardere SCA  ..........................   242,125   10,287,616
 Societe Bic S.A.  .......................    80,000    4,436,732
 Societe Industrielle de Transports
   Automobiles S.A. ......................    52,625   13,792,444
 Suez Lyonnaise des Eaux  ................   210,000   43,129,327
 VIVENDI  ................................   100,000   25,940,569
   Total .................................            135,585,313

Germany - 9.22%
 Bayerische Hypotheken- und Weschel-Bank AG  190,000   14,876,702
 Deutsche Bank AG, Ordinary Shares  ......   211,350   12,433,472
 K&M Mobel AG  ...........................   133,998    1,270,276
 Mannesmann AG  ..........................   330,000   37,817,244
 Munchener Ruckversicherungs-Gesellschaft AG  24,300   11,765,825
 VBH Holding AG  .........................   205,000    4,243,415
 Volkswagen AG  ..........................   310,000   24,737,505
 Wella AG  ...............................     4,200    3,502,730
 Winkler + Dunnebier AG*  ................    75,000    2,204,956
   Total .................................            112,852,125

Ireland - 1.07%
 Bank of Ireland (The)  ..................   600,000   13,137,075

Italy - 5.93%
 Instituto Nazionale delle
   Assicurazioni* ........................ 2,526,000    6,666,258
 Istituto Bancario San Paolo di Torino -
   Istituto Mobiliare Italiano S.p.A. ....   715,625   12,633,767
 Olivetti S.p.A.*  ....................... 6,300,000   21,901,451
 Telecom Italia Mobile S.p.A., Risp  ..... 5,000,000   31,438,936
   Total .................................             72,640,412

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS(Continued)
Japan - 3.30%
 Bridgestone Corp.  ......................   500,000 $ 11,356,593
 Matsushita Communication Industrial
   Co., Ltd. .............................    55,000    2,595,856
 Nintendo Corp., Ltd.  ...................    76,500    7,417,648
 Sankyo Co., Ltd.  .......................   425,000    9,295,581
 Yamanouchi Pharmaceutical Co., Ltd.  ....   300,000    9,669,707
   Total .................................             40,335,385

Mexico - 0.45%
 Grupo Elektra, S.A. de C.V., CPO  ....... 3,000,000    1,520,444
 Grupo Financiero Banamex Accival,
   S.A. de C.V., B, CPO Shares* .......... 3,000,000    3,931,348
   Total .................................              5,451,792

Netherlands - 3.69%
 Benckiser N.V., Class B  ................   400,000   26,188,322
 Content Beheer N.V.  ....................   122,000    2,084,526
 EQUANT N.V.*  ...........................    13,550      942,733
 ING Groep N.V. ..........................   262,189   15,979,475
   Total .................................             45,195,056

Norway - 0.49%
 Merkantildata ASA  ......................   600,000    5,948,683

Portugal - 0.38%
 Electricidade de Portugal, S.A., ADR  ...    63,130    2,813,231
 Portugal Telecom, S.A., ADS  ............    41,850    1,867,556
   Total .................................              4,680,787

Spain - 4.88%
 Empresa Nacional de Electricidad, S.A.  .   600,000   15,873,909
 Tele Pizza, S.A.*  ...................... 1,500,000   14,248,522
 Telefonica de Espana, S.A.  .............   667,445   29,645,792
   Total .................................             59,768,223


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Sweden - 1.00%
 Biacore International AB, ADR*  .........   100,000 $  1,012,500
 Nordbanken Holding AB  .................. 1,000,000    6,444,976
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   200,000    4,781,250
   Total .................................             12,238,726

Switzerland - 9.24%
 Credit Suisse Group, Registered Shares  .    79,600   12,460,138
 Julius Baer Holding AG  .................     5,215   17,332,708
 Novartis, AG  ...........................    30,000   58,973,426
 Roche Holdings AG  ......................     2,000   24,404,805
   Total .................................            113,171,077

United Kingdom - 27.42%
 Allied Zurich p.l.c.*  .................. 1,500,000   22,555,969
 AVIS Europe plc  ........................   400,000    1,669,150
 Barclays PLC ............................   364,000    7,897,207
 British Aerospace Public Limited Company  1,595,068   13,603,737
 Capita Group plc (The)  .................   683,000    6,290,601
 COLT Telecom Group plc*  ................ 1,320,000   19,969,950
 Compass Group PLC  ......................   740,000    8,611,750
 Corporate Services Group plc  ........... 2,500,000    6,327,891
 Diageo plc  .............................   664,000    7,539,637
 Energis plc*  ...........................    50,000    1,113,875
 Freepages Group plc*  ................... 1,000,000      324,187
 General Electric Company plc  ........... 1,449,765   13,135,777
 Glaxo Wellcome plc  .....................   580,000   19,979,260
 Granada Group PLC  ......................   300,000    5,256,825
 Hays plc  ............................... 1,645,639   14,500,137
 Independent Energy Holdings plc, ADS*  ..   475,000    4,289,844
 JBA Holdings plc  .......................   130,000      410,638
 Lloyds TSB Group plc  ................... 1,045,000   14,888,768
 Misys plc  .............................. 2,982,480   21,767,257
 Orange plc*  ............................ 1,194,840   13,904,950
 Sema Group plc  ......................... 1,324,162   13,010,388
 Siebe plc  .............................. 3,810,600   15,014,240
 SmithKline Beecham plc  ................. 1,500,000   21,072,187
 Telewest Communications plc*  ........... 4,000,000   11,504,500
 Tesco PLC  .............................. 4,050,000   11,782,969
 Vodafone Group Plc  ..................... 3,639,424   59,174,305
   Total .................................            335,595,999

United States - 1.55%
 ESG Re Limited  .........................   350,000    7,153,125
 Intel Corporation  ......................   100,000   11,853,125
   Total .................................             19,006,250

TOTAL COMMON STOCKS - 83.10%                        $1,017,220,798
 (Cost: $808,922,986)
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1998
                                              Shares        Value
PREFERRED STOCKS
Brazil - 0.14%
 Telecomunicacoes de Sao Paulo S.A.  .....12,300,000 $  1,676,579

Germany - 4.57%
 Fresenius Medical Care AG  ..............    40,000    8,423,832
 GEA AG  .................................   393,000    9,431,811
 Marschollek, Lautenschlager und
   Partner AG ............................    54,080   30,824,983
 Rhoen-Klinikum AG  ......................    71,700    7,313,254
   Total .................................             55,993,880

TOTAL PREFERRED STOCKS - 4.71%                       $ 57,670,459
 (Cost: $36,198,078)

                                           Principal
                                           Amount in
                                           Thousands
UNITED STATES GOVERNMENT SECURITY - 4.10%
 United States Treasury,
   7.25%, 8-15-2022 ......................   $40,300 $ 50,161,007
 (Cost: $49,922,612)


SHORT-TERM SECURITIES
Auto Repair, Services and Parking - 0.73%
 PHH Corp.,
   6.1%, 1-15-99 .........................   $ 9,000 $  8,978,650

Chemicals and Allied Products - 1.63%
 Pfizer Inc.,
   5.35%, 1-20-99 ........................    10,000    9,971,764
 SmithKline Beecham Corp.,
   5.07%, 1-19-99 ........................    10,000    9,974,650
   Total .................................             19,946,414

Electric, Gas and Sanitary Services _ 4.11%
 Michigan Consolidated Gas Co.,
   5.35%, 1-14-99 ........................    25,410   25,360,910
 Potomac Electric Power Co.,
   5.5%, 1-22-99 .........................    15,000   14,951,875
 Public Service Electric & Gas Co.,
   5.87%, 1-22-99 ........................    10,000    9,965,758
   Total .................................             50,278,543

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Food Stores - 0.85%
 Albertson's Inc.:
   5.45%, 1-11-99 ........................   $ 7,550  $ 7,538,570
   5.45%, 1-12-99 ........................     2,941    2,936,102
   Total .................................             10,474,672

Insurance Carriers - 1.11%
 Transamerica Finance Corp.,
   5.15%, 1-19-99 ........................    13,600   13,564,980

Nondepository Institutions _ 2.45%
 American Express Company,
   5.8%, 1-8-99 ..........................    23,000   22,974,061
 Island Finance Puerto Rico Inc.,
   5.23%, 2-5-99 .........................     7,000    6,964,407
   Total .................................             29,938,468

Textile Mill Products - 0.28%
 Sara Lee Corporation,
   5.4788%, Master Note ..................     3,384    3,384,000

Tobacco Products - 1.04%
 B.A.T. Capital Corp.,
   5.57%, 1-22-99 ........................    12,800   12,758,411

TOTAL SHORT-TERM SECURITIES - 12.20%                 $149,324,138
 (Cost: $149,324,138)

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
DECEMBER 31, 1998

                                                            Value

TOTAL INVESTMENT SECURITIES - 104.11%               $1,274,376,402
 (Cost: $1,044,367,814)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.11%)   (50,251,762)

NET ASSETS - 100.00%                                $1,224,124,640


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value (Notes 1 and 3)     $1,274,376
 Cash   ...........................................             1
 Receivables:
   Dividends and interest .........................         3,473
   Fund shares sold ...............................         1,245
 Prepaid insurance premium ........................            24
                                                       ----------
    Total assets  .................................     1,279,119
                                                       ----------
Liabilities
 Payable for investment securities purchased  .....        50,322
 Payable to Fund shareholders ............ ........         3,879
 Accrued service fee (Note 2)  ....................           241
 Accrued transfer agency and dividend
   disbursing (Note 2) ............................           268
 Accrued distribution fee (Note 2)  ...............            56
 Accrued management fee (Note 2)  .................            23
 Accrued accounting services fee (Note 2)  ........             8
 Other  ...........................................           197
                                                       ----------
    Total liabilities  ............................        54,994
                                                       ----------
      Total net assets ............................    $1,224,125
                                                       ==========
Net Assets
 $1.00 par value capital stock
   Capital stock ..................................    $  124,236
   Additional paid-in capital .....................       841,675
 Accumulated undistributed income:
   Accumulated undistributed net investment income            800
   Accumulated net realized gain on
    investment transactions  ......................        27,419
   Net unrealized appreciation in value
    of investments  ...............................       230,009
   Net unrealized depreciation in value of foreign
    currency exchange  ............................           (14)
                                                       ----------
    Net assets applicable to outstanding
      units of capital ............................    $1,224,125
                                                       ==========
Capital shares outstanding
 Class A  ..........................................      123,393
 Class Y  ..........................................          843
Capital shares authorized ..........................      400,000
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $9.85
 Class Y  ..........................................        $9.86


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1998
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................     $  7,090
   Dividends (net of foreign withholding
    taxes of $421)  ................................        3,133
                                                         --------
    Total income  ..................................       10,223
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        4,228
   Service fees - Class A ..........................        1,406
   Transfer agency and dividend
    disbursing - Class A  ..........................        1,251
   Custodian fees ..................................          518
   Distribution fee - Class A ......................          112
   Accounting services fee .........................           50
   Audit fees ......................................           12
   Legal fees ......................................            8
   Shareholder servicing - Class Y .................            6
   Other ...........................................          131
                                                         --------
    Total expenses  ................................        7,722
                                                         --------
      Net investment income  .......................        2,501
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       55,905
 Realized net gain on forward currency contracts  ..          279
 Realized net gain on foreign currency
   transactions ....................................           92
                                                         --------
   Realized net gain on investments ................       56,276
                                                         --------
 Unrealized depreciation in value of securities
   during the period................................     (143,590)
 Unrealized depreciation on open forward currency
   contracts during the period .....................         (279)
 Unrealized appreciation in value of foreign
   currency exchange at end of period ..............           93
                                                         --------
   Unrealized depreciation on investments ..........     (143,776)
                                                         --------
    Net loss on investments  .......................      (87,500)
                                                         --------
      Net decrease in net assets resulting from
       operations  .................................     $(84,999)
                                                         ========


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1998         1998
Increase (Decrease) in Net Assets       ------------ ------------
 Operations:
   Net investment income ...............  $    2,501     $    7,502
   Realized net gain on investments ....      56,276        147,877
   Unrealized appreciation
    (depreciation)  ....................    (143,776)       193,965
                                          ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations ........     (84,999)       349,344
                                          ----------     ----------
 Distributions to shareholders from (Note 1F):*
   Net investment income:
    Class A  ...........................      (3,285)        (6,165)
    Class Y  ...........................         (37)           (63)
   Realized gains on securities transactions:
    Class A  ...........................    (125,569)      (164,458)
    Class Y  ...........................        (853)        (1,128)
                                          -----------    ----------
                                            (129,744)      (171,814)
 Capital share transactions:              ----------    ----------
   Proceeds from sale of shares:
    Class A (46,683,877 and 97,362,755
      shares, respectively) ............     508,837      1,056,297
    Class Y (49,281 and 147,574
      shares, respectively) ............         514          1,609
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (13,090,932 and 18,572,233
      shares, respectively).............     125,541        167,919
    Class Y (92,677 and 131,500
      shares, respectively) ............         889          1,191
   Payments for shares redeemed:
    Class A (48,757,735 and 95,731,629
      shares, respectively) ............    (536,459)    (1,047,872)
    Class Y (70,827 and 145,901
      shares, respectively) ............        (757)        (1,526)
                                          ----------     ----------
      Net increase in net assets resulting
       from capital share transactions        98,565        177,618
                                          ----------     ----------
       Total increase (decrease)  ......    (116,178)       355,148
Net Assets
 Beginning of period  ..................   1,340,303        985,155
                                          ----------     ----------
 End of period, including undistributed
   net investment income of $800
   and $1,529, respectively ............  $1,224,125     $1,340,303
                                          ==========     ==========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/98    1998   1997    1996   1995    1994
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $11.85  $10.61  $8.95   $8.68  $8.98   $7.16
                     ------  ------ ------   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........    .02     .07    .07     .08    .07     .04
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.84)   3.01   1.94     .86    .60    2.32
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations   ......  (0.82)   3.08   2.01     .94    .67    2.36
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.03)  (0.06) (0.09)  (0.07) (0.04)  (0.04)
 From capital gains   (1.15)  (1.78) (0.26)  (0.60) (0.93)  (0.50)
                     ------  ------ ------   -----  -----   -----
Total distributions   (1.18)  (1.84) (0.35)  (0.67) (0.97)  (0.54)
                     ------  ------ ------   -----  -----   -----
Net asset value,
 end of period  ....  $9.85  $11.85 $10.61   $8.95  $8.68   $8.98
                     ======  ====== ======   =====  =====   =====
Total return* ......  -6.68%  34.49% 23.03%  11.70%  7.98%  33.31%
Net assets, end of
 period (in
 millions)  ........ $1,216  $1,331   $978    $771   $679    $572
Ratio of expenses
 to average net
 assets  ...........   1.27%** 1.23%  1.28%   1.25%  1.25%   1.20%
Ratio of net
 investment income
 to average net
 assets  ...........   0.41%** 0.67%  0.78%   0.89%  0.86%   0.57%
Portfolio turnover
 rate  .............  70.99% 114.34%109.71%  58.64% 57.45%  83.76%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.

                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the    For the            For the
                      six    fiscal year           period
                    months  ended June 30,        from 9/27/95*
                     ended ---------------        through
                   12/31/98    1998   1997        6/30/96
                   -------- --------------        --------
Net asset value,
 beginning of period $11.85  $10.62  $8.95          $9.21
                     ------  ------ ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.04     .10    .09            .12
 Net realized and
   unrealized gain (loss)
   on investments...  (0.83)   3.00   1.95            .30
                     ------  ------ ------         ------
Total from investment
 operations ........  (0.79)   3.10   2.04            .42
                     ------  ------ ------         ------
Less distributions:
 From net investment
   income...........  (0.05)  (0.09) (0.11)         (0.08)
 From capital gains   (1.15)  (1.78) (0.26)         (0.60)
                     ------  ------ ------         ------
Total distributions.  (1.20)  (1.87) (0.37)         (0.68)
                     ------  ------ ------         ------
Net asset value,
 end of period .....  $9.86  $11.85 $10.62          $8.95
                     ======  ====== ======         ======
Total return .......  -6.42%  34.71% 23.45%          5.44%
Net assets, end of
 period (in
 millions)  ........     $8      $9     $7             $5
Ratio of expenses
 to average net
 assets ............   0.97%** 0.97%  1.04%          0.98%**
Ratio of net
 investment income
 to average net
 assets ............   0.70%** 0.93%  1.02%          2.60%**
Portfolio
 turnover rate .....  70.99% 114.34%109.71%         58.64%**

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 -- Significant Accounting Policies

     United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished by either entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.0 billion of combined net assets at December 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,132,233, out of which W&R paid sales commissions of $1,236,206 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts. The Fund incurred $111,863 and $1,406,682 in distribution and service fees, respectively.

     The Fund paid Directors' fees of $21,537, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than short-term securities, aggregated $686,684,966 while proceeds from maturities and sales aggregated $720,493,427. Purchases of short-term securities and U.S. Government Securities aggregated $2,787,041,367 and $49,965,703, respectively. Proceeds from maturities and sales of short-term securities aggregated $2,804,296,229. No U.S. Government securities were sold during the period.

     For Federal income tax purposes, cost of investments owned at December 31, 1998 was $1,044,367,814, resulting in net unrealized appreciation of $230,008,588, of which $264,038,857 related to appreciated securities and $34,030,269 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $148,763,058 during its fiscal year ended June 30, 1998, which has been distributed to Fund shareholders.

NOTE 5 -- Multiclass Operations

  On July 4, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United International Growth Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 1998, and the financial highlights for the six-month period ended December 31, 1998 and for each of the five fiscal years in the period ended June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United International Growth Fund, Inc. as of December 31, 1998, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 1998, and the financial highlights for the six-month period ended December 31,1998 and for each of the five fiscal years in the period ended June 30, 1998, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Thomas A. Mengel, Vice President


   Lower sales charges are available by combining the net asset value (_NAV_) of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

   Any person who was a holder of an uncompleted Plan on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE UNITED GROUP OF MUTUAL FUNDS

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


















------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com


NUR1002SA(12-98)

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